UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 6, 2006


                             HealthSouth Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             1-10315                                 63-0860407
             -------                                 ----------
    (Commission File Number)             (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

         On March 6, 2006, a class action settlement agreement (the "Settlement") was reached by all parties to an action consolidated on July 2, 2003 against, among others, HealthSouth Corporation ("HealthSouth" or the "Company"), captioned IN RE HEALTHSOUTH CORP. ERISA LITIGATION, No. CV-03-BE-1700 (N.D. Ala.) (the "ERISA Litigation"). This agreement supersedes a partial settlement agreement previously executed on July 25, 2005 by, among others, the Company.

         Under the terms of the Settlement, and in consideration of an absolute and unconditional release from all members of the plaintiff class of all claims (collectively, the "Released Claims") asserted in the ERISA Litigation, excluding all Securities Actions, Derivative Actions, and certain other claims (each, as set forth in the Settlement), HealthSouth and its insurance carriers have agreed, without admitting or denying the existence or validity of any of the Released Claims, to pay $27 million to the plaintiff class via the HealthSouth Corporation Employee Stock Benefit Plan (the "Plan"), of which the Company is contributing $7 million and its insurance carriers are contributing $20 million. In addition, the Company's former CFO Michael Martin is contributing $350,000 and the Company's former CEO Richard Scrushy is contributing $1,500,000 toward the settlement. HealthSouth will also contribute the first million dollars of its net recovery, if any, from the $47 million judgment recently entered against Richard Scrushy in derivative litigation, which is currently on appeal. The Settlement is subject to approval by an independent fiduciary on behalf of the Plan and final approval of the United States District Court for the Northern District of Alabama (the "Court") consummated.

         Certain matters discussed herein constitute forward-looking statements which represent HealthSouth's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information is based on numerous assumptions and involve a number of risks and uncertainties, many of which are beyond the Company's control.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEALTHSOUTH CORPORATION


                                  By:     /s/ Gregory L. Doody
                                      -------------------------------
                                      Name:   Gregory L. Doody
                                      Title:  Executive Vice President,
                                              General Counsel and Secretary


Dated:  March 10, 2006